UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 27, 2022

(Date of earliest event reported)

American Metals Recovery and Recycling, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56318

Nevada	27-2262006
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3736 Bee Cave Rd, Suite 1164, Austin, TX 78745

(Address of principal executive offices, including zip code)

866 365 0620

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMRR	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

American Metals Recovery and Recycling Inc. (the “Company”) is filing this Amendment on Form 8-K/A (the “Amendment”) to amend, restate and supplement in full the Current Report on Form 8-K filed by the Company on December 27, 2021 as it relates to the transaction disclosed therein.

Item 5.01- Changes in Control of Registrant.

(a) A change in control of the Company has occurred. In connection with the change of control, the following information is being submitted:

(1) The identity of the entity who acquired such control is Multiband Global Resources, LLC., a Delaware limited liability company (“Multiband”). The sole manager and member of Multiband is:

James (Jim) Frinzi

3736 Bee Cave Rd

Ste 1164

Austin, Texas 78746

(2) The transaction(s) which resulted in the change in control was pursuant to a Share Purchase Agreement by and between Multiband and Repository Services LLC., a Wyoming limited liability company (“Repository Services”). The Agreement was entered into on December 3, 2021 and the Closing Date was on or about December 23, 2021.

(3) As to the basis of the control, Repository Services owned and controlled 8,123,230 shares of the Company’s Common Stock, which represents approximately 73.31% of the shares of Common Stock issued and outstanding and owned and owned and controlled 600,000 shares of the Preferred Stock, which represents 100% of the issued and outstanding shares of Preferred Stock. 7,923,230 shares of the Company’s Common Stock was transferred to Multiband and 600,000 shares of the Preferred Stock was transferred to Multiband. Concurrent with the closing, 200,000 shares of Common Stock was transferred by Repository Services to Katell Survivors Trust (Gerald Katell, Trustee) an unrelated nonaffiliate to the parties. Multiband is now the beneficial owner of said 7,923,230 shares of Common Stock and the 600,000 shares of Preferred Stock.

(4) The aggregate purchase price for all of the Shares was Five Hundred Thousand US Dollars ($500,000.00) paid to the Seller by the Purchaser on or about December 23, 2021, the Closing Date of the Share Purchase Agreement.

(5) The source(s) of funds used by Multiband was Multiband’s readily available funds

(6) The identity of the entity from whom control was acquired and assumed was Repository Services LLC, a Wyoming limited liability company, 50 North Gould Street, Suite R, Sheridan, Wyoming 82801.

(7) The Company remains a shell company. Rule 405 and 12b-2 of the Securities Exchange Act of 1934, as amended, defines a shell company as an issuer that that has no or nominal operations and either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets. A shell issuer may also be a blank check company or a blind pool company, a company in the developmental stage, any company that has no specific business plan or purpose, or a company that has as its business plan to merge with or acquire an unidentified third property.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers.

(b) Removal of Director and Officer

On January 24, 2022, Multiband, the controlling stockholder of the Company, by written consent, voted to remove Quynh Hoa T. Tran as the sole member of the Registrant’s Board of Directors (the “Board”).

A stockholder vote by consent in lieu of a meeting of stockholders is authorized by Nevada Revised Statutes (“NRS”) Section 78.320(2).

NRS 78.320 Stockholders’ meetings: Quorum; consent for actions taken without meeting; alternative means for participating at meeting.

2. Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Pursuant to NRS Section 78.335(1):

NRS 78.335 Directors: Removal; filling of vacancies.

1. Except as otherwise provided in this section, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Further, Section 2.11 of the Company’s bylaws (as filed with the Commission), provides for stockholder action to be taken by shareholders without a meeting as follows:

2.11. Action Taken Without a Meeting. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholder be called or notice given. The written consent must be filed with the minutes of the proceedings of the stockholders.

Multiband, as the controlling shareholder of the Company, did not remove Quynh Hoa T. Tran from the Company’s board of directors for “cause”, but determined that such removal was advisable and in the best interests of the Company.

In conjunction with the foregoing Quynh Hoa T. Tran was removed from the following offices of the Company:

President

Secretary

Treasurer

(c) Appointment of New Officers

On January 24, 2022, the Board of Directors of the Company elected the following persons to the offices which are set forth opposite their respective name to serve in accordance with the bylaws of the Company until their successors are duly elected and qualified or until their earlier resignation or removal:

James Frinzi	Chairman of the Board of Directors

James Frinzi	Chief Executive Officer

James Frinzi	President

Joseph O’Bell	Secretary

Jeremie Peterkin	Treasurer

Jeremie Peterkin is an inactive Certified Public Accountant (CPA) and has practiced in that field for over thirty-five years. Mr. Peterkin is the CFO of Multiband Global Resources a marketplace leader in technology with a focus on green-sustainability through aggressive technology company acquisitions and first in class customer service performance. Previously, Mr. Peterkin was the Executive Director of Links Consulting Services, LLC, an accounting and finance firm specializing in business development in accounting and finance for major corporation, governments and small business. Jeremie is a leader in developing startup businesses by providing business plan development, strategic alliances and negotiating funding requirements, process implementation and personnel acquisition.

James Frinzi has over twenty years of experience in politics including working for two US Senators, and several years as a Federal and State Lobbyist for a variety of interests including those in the telecom space, clean energy, health care, and he represented the country of Indonesia.  Mr. Frinzi has experience advising some of the top executives and entrepreneurs across the country.  After leaving politics, Mr. Frinzi became an executive adviser on mergers and acquisitions in the telecom space.

Joseph O’Bell is an Attorney and has practiced law in the State of Texas for the past 12 years. He was recently admitted to practice law in the State of New York. Joseph has served as General Counsel for Votalize Inc. a former tech startup company. Joseph also founded and owns Vineyard Sun, LLC. Joseph previously worked in the Texas Emerging Technology Fund in the Texas Governor’s Office working on investment contracts. Joseph has represented numerous entrepreneurs and businesses in his role as an attorney.

(d) Appointment of Directors

On January 24, 2022, Multiband, the controlling stockholder of the Company, by written consent, voted to appoint the following individuals to the Board:

James Frinzi

Angela Paxton

Antonio Munoz

Jeremie Peterkin

A stockholder vote by consent in lieu of a meeting of stockholders is authorized by Nevada Revised Statutes (“NRS”) Section 78.320(2):

NRS 78.320 Stockholders’ meetings: Quorum; consent for actions taken without meeting; alternative means for participating at meeting.

2. Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Further, the Company’s bylaws (as filed with the Commission), pursuant to Section 2.11, provides for stockholder action to be taken by shareholders without a meeting as follows:

2.11. Action Taken Without a Meeting. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholder be called or notice given. The written consent must be filed with the minutes of the proceedings of the stockholders.

There are no family relationships between Frinzi, O’Bell, Peterkin and any director or executive officer of the Company. Frinzi, O’Bell, Peterkin have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are any such transactions currently proposed. There are no arrangements or understandings between Frinzi, O’Bell, Peterkin and any other persons pursuant to which they were appointed as officers.

Jeremie Peterkin is an inactive Certified Public Accountant (CPA) and has practiced in that field for over thirty-five years. Mr. Peterkin is the CFO of Multiband Global Resources a marketplace leader in technology with a focus on green-sustainability through aggressive technology company acquisitions and first in class customer service performance. Previously, Mr. Peterkin was the Executive Director of Links Consulting Services, LLC, an accounting and finance firm specializing in business development in accounting and finance for major corporation, governments and small business. Jeremie is a leader in developing startup businesses by providing business plan development, strategic alliances and negotiating funding requirements, process implementation and personnel acquisition.

James Frinzi has over twenty years of experience in politics including working for two US Senators, and several years as a Federal and State Lobbyist for a variety of interests including those in the telecom space, clean energy, health care, and he represented the country of Indonesia.  Mr. Frinzi has experience advising some of the top executives and entrepreneurs across the country.  After leaving politics, Mr. Frinzi became an executive adviser on mergers and acquisitions in the telecom space.

Joseph O’Bell is an Attorney and has practiced law in the State of Texas for the past 12 years. He was recently admitted to practice law in the State of New York. Joseph has served as General Counsel for Votalize Inc. a former tech startup company. Joseph also founded and owns Vineyard Sun, LLC. Joseph previously worked in the Texas Emerging Technology Fund in the Texas Governor’s Office working on investment contracts. Joseph has represented numerous entrepreneurs and businesses in his role as an attorney.

Section 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 24, 2022, the Board approved by resolution an amendment to Section 3.11 of the Bylaws of the Company. The resolution approved by the Board is as follows:

RESOLVED, the Bylaws of the Corporation shall be supplemented by adding the following sentence to Section 3.11:

In the event of a tie vote of the Board of Directors present at the meeting and entitled to vote on that particular matter, the chairman of the Board shall have a tie-breaking vote such that if the chairman exercises such vote the matter will be approved or authorized, as applicable, by the Board of Directors in accordance with these Bylaws and the provisions of the NRS.

Section 5.06 -Change in Shell Company Status.

There has been no change in the Shell Company Status. The Company will continue to be required to file quarterly reports on Form 10-Q and annual reports on Form 10-K, which annual report must contain the Company’s audited financial statements. As a reporting company under the Securities Exchange Act of 1934, as amended, following any business combination that may result in the change of the Shell Company Status, the Company will be required to file a report on Form 8-K (a so-called “Super 8-K’ wherein the Company will provide “Form 10 information”). Audited financial statements must be filed with the Securities and Exchange Commission within five (5) days following the closing of a business combination. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition because the Company is subject to the reporting requirements of the Securities Exchange Act of 1934 as amended.

Item 8.01 – Other Events.

Multiband has been informed that in the event there is any resulting acquisition of a business opportunity, the Securities Exchange Act of 1934, as amended, requires the Company to provide certain information about significant acquisitions, including audited financial statements. It is the present intent of Multiband to seek the acquisition of multiple business opportunities, all to be disclosed in filings, as required, under the federal securities laws. Management (which includes the majority shareholder of the Company and James Frinzi, among others) will have substantial flexibility in identifying and selecting a prospective new business opportunity. The Company will be dependent on the judgment of its management in connection with this process.

The Company had reported that Multiband intends to surrender for cancellation all (or maybe a portion) of the 7,923,230 shares of Common Stock and 600,000 shares of Preferred Stock. This surrender for cancellation will not occur, if it will occur at all, and it will occur at a later date. Said transaction will be reported on the appropriate filing under the Securities Exchange Act of 1934, as amended. As of the date hereof, Multiband continues to be the controlling shareholder in the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Metals Recycling and Recovery, Inc.
(Registrant)

/s/ James Frinzi

James Frinzi
Chief Financial Officer

Date: January 28, 2022